Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Longport, Inc. (the “Company”) on  Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and  Exchange Commission on the date hereof (the “Report”), I, Michael C. Boyd, Chief  Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of  the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael C. Boyd

Michael C. Boyd
Chief Executive Officer
November 23, 2005